TRAVELERS SERIES FUND INC.

(the “Registrant”)

On behalf of its series

SB Adjustable Rate Income Portfolio

(the “Fund”)

SUPPLEMENT DATED MAY 1, 2006

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION DATED FEBRUARY 28, 2006

The following information supplements, and to the extent inconsistent therewith, supercedes the information contained in the Fund’s Prospectus and Statement of Additional Information.

Effective May 1, 2006, the Registrant and the Fund will be renamed by replacing “Travelers” as part of the Registrant’s name and “SB” as part of the Fund’s name, respectively, with “Legg Mason Partners” as set forth below.

Effective May 1, 2006, the Smith Barney Class of shares of the Fund will be renamed by deleting the reference to “Smith Barney.”

There will be no change in the Fund’s investment objective or investment policies as a result of the name changes.

New Registrant/Fund Name

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Adjustable Rate Income Portfolio